Exhibit 10.34

FIRST AMENDMENT TO AGREEMENT OF SALE
THIS FIRST AMENDMENT TO AGREEMENT OF SALE (this “Amendment”) is made and entered effective as of July 20, 2014 (the “Effective Date”), by and by and among LEISURE LIVING PROPERTIES - HOLT, LLC, a Delaware limited liability company, LEISURE LIVING PROPERTIES - DEWITT, LLC, a Delaware limited liability company, LIFEHOUSE CRYSTAL MANOR PROPERTY, LLC, a Michigan limited liability company, LIFEHOUSE WALDON WOODS PROPERTY, LLC, a Michigan limited liability company, LIFEHOUSE - GOLDEN ACRES PROPERTIES, LLC, a Michigan limited liability company, LIFEHOUSE – GOLDEN ACRES PROPERTIES II, LLC, a Michigan limited liability company, LIFEHOUSE GRAND BLANC PROPERTIES, LLC, a Michigan limited liability company, LIFEHOUSE CLARE PROPERTIES, LLC, a Michigan limited liability company, LIFEHOUSE MT. PLEASANT PROPERTIES, LLC, a Michigan limited liability company, LIFEHOUSE MT. PLEASANT PROPERTIES II, LLC, a Michigan limited liability company, LIFEHOUSE - OAKRIDGE MANOR DIXON PROPERTIES, LLC, an Illinois limited liability company, LIFEHOUSE - OAKRIDGE MANOR ROCKFORD PROPERTIES, LLC, an Illinois limited liability company, LIFEHOUSE PRESTIGE COMMONS PROPERTIES, LLC, a Michigan limited liability company, LEISURE LIVING PROPERTIES – BUCHANAN, LLC, a Michigan limited liability company, LIFEHOUSE BUCHANAN PROPERTY-II, LLC, a Michigan limited liability company, LEISURE LIVING PROPERTIES – GRAND RAPIDS, LLC, a Michigan limited liability company, and LEISURE LIVING PROPERTIES – HOLLAND, LLC, a Michigan limited liability company (collectively, “Sellers” and individually, a “Seller”, as the context requires), LIFEHOUSE HOLDINGS, LLC, a Delaware limited liability company (the “Seller Representative”) and AMERICAN REALTY CAPITAL HEALTHCARE TRUST OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (“Purchaser”).
WHEREAS, Seller and Purchaser entered into that certain Agreement of Sale dated June 16, 2014 (the “Agreement”), and Seller and Purchaser desire to further amend the Agreement as hereinafter set forth.
NOW, THEREFORE, in consideration of the agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser agree as follows:

1.
Recitals and Defined Terms. The foregoing recitals are true and correct and are incorporated herein by reference. All capitalized terms used herein and not expressly defined shall have the meaning given to them in the Agreement.

2.
Extension of Due Diligence Period. The “Due Diligence Deadline” (as defined in the Definitions section of the Agreement) shall extend for all purposes under the Agreement through 5:59 P.M. Eastern Time on August 6, 2014.

3.	Agreement Remains In Effect. The Agreement, as previously amended and modified by this Amendment, is hereby ratified and affirmed as binding and in full force and effect.

4.
Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original. This Amendment may be executed by counterpart signatures and all counterpart signature pages shall constitute a part of this Agreement. Delivery of a counterpart hereof via facsimile transmission or by electronic mail transmission, including but not limited to an Adobe file format document (also known as a PDF file), shall be as effective as delivery of a manually executed counterpart hereof.

[Signature Pages Follow.]

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Agreement of Sale as of the date first above written.

PURCHASER:

AMERICAN REALTY CAPITAL HEALTHCARE TRUST OPERATING PARTNERSHIP, L.P., a Delaware limited partnership
By: American Realty Capital Healthcare Trust, Inc., a Maryland corporation, its general partner

By: /s/ Thomas D’Arcy Name: Thomas D’Arcy Title: Chief Executive Officer

SELLER REPRESENTATIVE:
LIFEHOUSE Holdings, LLC,
a Delaware limited liability company

By:	LifeHouse Investors I, LLC,
a Delaware limited liability company, its Sole Member

By:     /s/ Marc Porosof
Name: Marc Porosoff
Title:     Authorized Signatory

By:     /s/ Jordan Socaransky
Name: Jordan Socaransky
Title:      Authorized Signatory

SELLERS:
LEISURE LIVING PROPERTIES - HOLT, LLC,
a Delaware limited liability company

By:	LifeHouse Holdings, LLC, a Delaware limited liability company, its Sole Member

By:	LifeHouse Investors I, LLC, a Delaware limited liability company, its Sole Member

By:    /s/ Marc Porosof
Name: Marc Porosoff
Title: Authorized Signatory

By:    /s/ Jordan Socaransky
Name: Jordan Socaransky
Title:     Authorized Signatory

LEISURE LIVING PROPERTIES - DEWITT, LLC,
a Delaware limited liability company

By:	LifeHouse Holdings, LLC, a Delaware limited liability company, its Sole Member

By:	LifeHouse Investors I, LLC, a Delaware limited liability company, its Sole Member

By:    /s/ Marc Porosof
Name: Marc Porosoff
Title: Authorized Signatory

By:    /s/ Jordan Socaransky
Name: Jordan Socaransky
Title:     Authorized Signatory

ADDITIONAL SIGNATURE PAGES TO
FIRST AMENDMENT TO AGREEMENT OF SALE

LIFEHOUSE CRYSTAL MANOR PROPERTY, LLC,
a Michigan limited liability company

By:	LifeHouse Holdings, LLC, a Delaware limited liability company, its Sole Member

By:	LifeHouse Investors I, LLC, a Delaware limited liability company, its Sole Member

By:    /s/ Marc Porosof
Name: Marc Porosoff
Title: Authorized Signatory

By:    /s/ Jordan Socaransky
Name: Jordan Socaransky
Title:     Authorized Signatory

LIFEHOUSE WALDON WOODS PROPERTY, LLC,
a Michigan limited liability company

By:	LifeHouse Holdings, LLC, a Delaware limited liability company, its Sole Member

By:	LifeHouse Investors I, LLC, a Delaware limited liability company, its Sole Member

By:    /s/ Marc Porosof
Name: Marc Porosoff
Title: Authorized Signatory

By:    /s/ Jordan Socaransky
Name: Jordan Socaransky
Title:     Authorized Signatory

ADDITIONAL SIGNATURE PAGES TO
FIRST AMENDMENT TO AGREEMENT OF SALE

LIFEHOUSE - GOLDEN ACRES PROPERTIES, LLC,
a Michigan limited liability company

By:	LifeHouse Holdings, LLC, a Delaware limited liability company, its Sole Member

By:	LifeHouse Investors I, LLC, a Delaware limited liability company, its Sole Member

By:    /s/ Marc Porosof
Name: Marc Porosoff
Title: Authorized Signatory

By:    /s/ Jordan Socaransky
Name: Jordan Socaransky
Title:     Authorized Signatory

LIFEHOUSE – GOLDEN ACRES PROPERTIES II, LLC, a Michigan limited liability company

By:	LifeHouse Holdings, LLC, a Delaware limited liability company, its Sole Member

By:	LifeHouse Investors I, LLC, a Delaware limited liability company, its Sole Member

By:    /s/ Marc Porosof
Name: Marc Porosoff
Title: Authorized Signatory

By:    /s/ Jordan Socaransky
Name: Jordan Socaransky
Title:     Authorized Signatory

ADDITIONAL SIGNATURE PAGES TO
FIRST AMENDMENT TO AGREEMENT OF SALE

LIFEHOUSE GRAND BLANC PROPERTIES, LLC,
a Michigan limited liability company

By:	LifeHouse Holdings, LLC, a Delaware limited liability company, its Sole Member

By:	LifeHouse Investors I, LLC, a Delaware limited liability company, its Sole Member

By:    /s/ Marc Porosof
Name: Marc Porosoff
Title: Authorized Signatory

By:    /s/ Jordan Socaransky
Name: Jordan Socaransky
Title:     Authorized Signatory

LIFEHOUSE CLARE PROPERTIES, LLC,
a Michigan limited liability company

By:	LifeHouse Holdings, LLC, a Delaware limited liability company, its Sole Member

By:	LifeHouse Investors I, LLC, a Delaware limited liability company, its Sole Member

By:    /s/ Marc Porosof
Name: Marc Porosoff
Title: Authorized Signatory

By:    /s/ Jordan Socaransky
Name: Jordan Socaransky
Title:     Authorized Signatory

ADDITIONAL SIGNATURE PAGES TO
FIRST AMENDMENT TO AGREEMENT OF SALE

LIFEHOUSE MT. PLEASANT PROPERTIES, LLC,
a Michigan limited liability company

By:	LifeHouse Holdings, LLC, a Delaware limited liability company, its Sole Member

By:	LifeHouse Investors I, LLC, a Delaware limited liability company, its Sole Member

By:    /s/ Marc Porosof
Name: Marc Porosoff
Title: Authorized Signatory

By:    /s/ Jordan Socaransky
Name: Jordan Socaransky
Title:     Authorized Signatory

LIFEHOUSE MT. PLEASANT PROPERTIES II, LLC,
a Michigan limited liability company

By:	LifeHouse Holdings, LLC, a Delaware limited liability company, its Sole Member

By:	LifeHouse Investors I, LLC, a Delaware limited liability company, its Sole Member

By:    /s/ Marc Porosof
Name: Marc Porosoff
Title: Authorized Signatory

By:    /s/ Jordan Socaransky
Name: Jordan Socaransky
Title:     Authorized Signatory

ADDITIONAL SIGNATURE PAGES TO
FIRST AMENDMENT TO AGREEMENT OF SALE

LIFEHOUSE - OAKRIDGE MANOR DIXON PROPERTIES, LLC,
an Illinois limited liability company

By:	LifeHouse Holdings, LLC, a Delaware limited liability company, its Sole Member

By:	LifeHouse Investors I, LLC, a Delaware limited liability company, its Sole Member

By:    /s/ Marc Porosof
Name: Marc Porosoff
Title: Authorized Signatory

By:    /s/ Jordan Socaransky
Name: Jordan Socaransky
Title:     Authorized Signatory

LIFEHOUSE - OAKRIDGE MANOR ROCKFORD PROPERTIES, LLC,
an Illinois limited liability company

By:	LifeHouse Holdings, LLC, a Delaware limited liability company, its Sole Member

By:	LifeHouse Investors I, LLC, a Delaware limited liability company, its Sole Member

By:    /s/ Marc Porosof
Name: Marc Porosoff
Title: Authorized Signatory

By:    /s/ Jordan Socaransky
Name: Jordan Socaransky

ADDITIONAL SIGNATURE PAGES TO
FIRST AMENDMENT TO AGREEMENT OF SALE

Title:     Authorized Signatory

LIFEHOUSE PRESTIGE COMMONS PROPERTIES, LLC, a Michigan limited liability company

By:	LifeHouse Holdings, LLC, a Delaware limited liability company, its Sole Member

By:	LifeHouse Investors I, LLC, a Delaware limited liability company, its Sole Member

By:    /s/ Marc Porosof
Name: Marc Porosoff
Title: Authorized Signatory

By:    /s/ Jordan Socaransky
Name: Jordan Socaransky
Title:     Authorized Signatory

LEISURE LIVING PROPERTIES – BUCHANAN, LLC,
a Michigan limited liability company

By:	LifeHouse Holdings, LLC, a Delaware limited liability company, its Sole Member

By:	LifeHouse Investors I, LLC, a Delaware limited liability company, its Sole Member

By:    /s/ Marc Porosof
Name: Marc Porosoff
Title: Authorized Signatory

By:    /s/ Jordan Socaransky
Name: Jordan Socaransky
Title:     Authorized Signatory

ADDITIONAL SIGNATURE PAGES TO
FIRST AMENDMENT TO AGREEMENT OF SALE

LIFEHOUSE BUCHANAN PROPERTY-II, LLC,
a Michigan limited liability company

By:	LifeHouse Holdings, LLC, a Delaware limited liability company, its Sole Member

By:	LifeHouse Investors I, LLC, a Delaware limited liability company, its Sole Member

By:    /s/ Marc Porosof
Name: Marc Porosoff
Title: Authorized Signatory

By:    /s/ Jordan Socaransky
Name: Jordan Socaransky
Title:     Authorized Signatory

LEISURE LIVING PROPERTIES – GRAND RAPIDS, LLC, a Michigan limited liability company

By:	LifeHouse Holdings, LLC, a Delaware limited liability company, its Sole Member

By:	LifeHouse Investors I, LLC, a Delaware limited liability company, its Sole Member

By:    /s/ Marc Porosof
Name: Marc Porosoff
Title: Authorized Signatory

By:    /s/ Jordan Socaransky
Name: Jordan Socaransky
Title:     Authorized Signatory

ADDITIONAL SIGNATURE PAGES TO
FIRST AMENDMENT TO AGREEMENT OF SALE

LEISURE LIVING PROPERTIES – HOLLAND, LLC, a Michigan limited liability company

By:	LifeHouse Holdings, LLC, a Delaware limited liability company, its Sole Member

By:	LifeHouse Investors I, LLC, a Delaware limited liability company, its Sole Member

By:    /s/ Marc Porosof
Name: Marc Porosoff
Title: Authorized Signatory

By:    /s/ Jordan Socaransky
Name: Jordan Socaransky
Title:     Authorized Signatory

ADDITIONAL SIGNATURE PAGES TO
FIRST AMENDMENT TO AGREEMENT OF SALE